UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2002 (December 28, 2001)

Planet Polymer Technologies, Inc.

(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

0-26804	33-0502606
(Commission File No.)	(IRS Employer Identification No.)

9985 Businesspark Avenue, Suite A
San Diego, California 92131
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 549-5130

Item 2. Acquisition or disposition of Assets.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
PRO FORMA BALANCE SHEET
PRO FORMA STATEMENTS OF OPERATIONS
PRO FORMA STATEMENTS OF OPERATIONS

Item 2. Acquisition or disposition of Assets.

As previously disclosed on Form 8-K Item 2, filed with the Commission on January 10, 2002, Planet Polymer Technologies, Inc. (the “Company”) sold certain assets of the Company relating to its Metal Injection Molding (MIM) business, including intellectual property, technology, manufacturing equipment and raw materials and finished goods to Ryer Industries LLc (Ryer). In consideration of these assets, Ryer agreed to pay to the Company various cash payments in the amount of $328,157.17 through December 2002, plus a royalty of 6% on sales of custom feedstocks sold during the period January 1, 2002 and December 31, 2009. Additionally, Ryer has agreed to pay the Company a royalty on all tungsten carbide feedstock sales in the amount of $2.50 per net pound produced during the period July 1, 2002 and June 30, 2010, as well as enter into a Consulting Agreement with the Company on December 28, 2001, under which Ryer is to compensate the Company for consulting services related to the business and technology sold to Ryer. The aforesaid consideration was determined by mutual agreement of the parties.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired

Not Applicable

(b)	Pro Forma Financial Information

The following unaudited pro forma financial statements are filed with this report:

Pro Forma Balance Sheet at September 30, 2001	Page F-1

Pro Forma Statement of Operations for the nine months ended September 30, 2001	Page F-2

Pro Forma Statement of Operations for the years ended December 31, 2000	Page F-3

The unaudited pro forma balance sheet of Planet Polymer Technologies, Inc. (the “Company”) as of September 30, 2001 reflects the financial position of the Company assuming the disposition took place on September 30, 2001. The unaudited pro forma statement of operations for the nine months ended September 30, 2001 and for the year ended December 31, 2000 give effect to the disposition as if such disposition occurred on January 1, 2000 and are based on the operations of the Company for the nine months ended September 30, 2001 and for the year ended December 31, 2000.

The unaudited pro forma financial statements have been prepared by the Company based upon assumptions it deemed proper. The unaudited pro forma financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Company’s financial statements will reflect the disposition on December 28, 2001, the effective date.

The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and related notes of the Company.

(c)	Exhibits

The Company previously filed the Purchase and Sale Agreement, including the Consulting Agreement filed as Exhibit 2.1 with the Commission on January 10, 2002.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Planet Polymer Technologies, Inc.

Dated: March 7, 2002	By:	/s/ Richard C. Bernier

Richard C. Bernier Chief Executive Officer and President

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PLANET POLYMER TECHNOLOGIES, INC.

PRO FORMA BALANCE SHEET
SEPTEMBER 30, 2001
(UNAUDITED)

		Pro Forma Adjustments

	As Reported	MIM(1)	Other		Pro Forma

ASSETS
Current assets:
Cash and cash equivalents	$295,862	$—	$61,657	(2)	$357,519
Accounts receivable	34,931	(19,867)	—		15,064
Note receivable	—	—	256,370	(3)	256,370
Inventories	104,326	(59,234)	—		45,092
Prepaid expenses	96,584	(250)	—		96,334

Total current assets	531,703	(79,351)	318,027		770,379
Property and equipment, net	160,762	(104,639)	—		56,123
Patents and trademarks, net	373,443	(46,926)	—		326,517
Other assets	6,605	—	—		6,605

Total assets	$1,072,513	$(230,916)	$318,027		$1,159,624

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$114,952	$(71,160)	$—		$43,792
Accrued payroll and vacation	28,344	(3,438)	—		24,906
Short-term debt	42,629	—	—		42,629
Current portion of capital lease obligations	10,397	—	—		10,397

Total current liabilities	196,322	(74,598)	—		121,724
Capital lease obligations, less current portion	832	—	—		832

Total liabilities	197,154	(74,598)	—		122,556

Shareholders’ equity:
Preferred Stock, no par value 4,250,000 shares authorized No shares issued or outstanding	—	—	—		—
Series A Convertible Preferred Stock, no par value 750,000 shares authorized No shares issued or outstanding	—	—	—		—
Common Stock, no par value 20,000,000 shares authorized 9,237,618 shares issued and outstanding	14,583,703	—	—		14,583,703
Accumulated deficit	(13,708,344)	—	161,709	(4)	(13,546,635)

Total shareholders’ equity	875,359	—	161,709		1,037,068

Total liabilities and shareholders’ equity	$1,072,513	$(74,598)	$161,709		$1,159,624

(1)	To eliminate the assets and liabilities included in the balance sheet of Planet Polymer Technologies, Inc. as of September 30, 2001.

(2)	To reflect the $61,657 cash proceeds from the sale of MIM.

(3)	To reflect the $256,370 promissory note from the sale of MIM.

(4)	To reflect the gain on the sale of MIM as of September 30, 2001.

PLANET POLYMER TECHNOLOGIES, INC.

PRO FORMA STATEMENTS OF OPERATIONS
(UNAUDITED)

	For the nine months ended September 30, 2001

	As Reported	MIM (1)	Pro Forma

Sales	$312,892	$(207,126)	$105,766
Operating expenses:
Cost of sales	249,026	(136,397)	112,629
General and administrative	622,106	(379)	621,727
Marketing	189,123	(43,792)	145,331
Research and development	283,392	(1,108)	282,284

Total operating expenses	1,343,647	(181,676)	1,161,971

Income (loss) from operations	(1,030,755)	25,450	(1,056,205)
Other income, net	16,230	—	16,230

Income (loss) before income taxes	(1,014,525)	25,450	(1,039,975)
Income tax expense	(800)	—	(800)

Net income (loss)	(1,015,325)	25,450	(1,040,775)
Preferred Stock dividends	(10,450)	—	(10,450)

Net income (loss) applicable to common shareholders	$(1,025,775)	$25,450	$(1,051,225)

Loss per share applicable to common shareholders (basic and diluted)	$(0.11)		$(0.12)

Shares used in per share computations	9,021,367		9,021,367

(1)	To eliminate the results of operations of MIM for the entire period.

PLANET POLYMER TECHNOLOGIES, INC.

PRO FORMA STATEMENTS OF OPERATIONS
(UNAUDITED)

	For the year ended December 31, 2000

	As Reported	MIM(1)	Pro Forma

Sales	$668,328	$(68,181)	$600,147
Operating expenses:
Cost of sales	539,033	(67,833)	471,201
General and administrative	952,585	(38,132)	914,453
Marketing	259,226	(98,074)	161,152
Research and development	298,469	(2,550)	295,919

Total operating expenses	2,049,313	(206,589)	1,842,724

Income (loss) from operations	(1,380,985)	(138,408)	(1,242,577)
Other income, net	207,555	—	207,555

Income (loss) before income taxes	(1,173,430)	(138,408)	(1,035,022)
Income tax benefit (expense)	(800)	—	(800)

Net income (loss)	(1,174,230)	(138,408)	(1,035,822)
Preferred Stock dividends	(40,869)	—	(40,869)

Net income (loss) applicable to common shareholders	$(1,215,099)	$(138,408)	$(1,076,691)

Loss per share (basic and diluted)	$(0.16)		$(0.14)

Shares used in per share computations	7,641,123		7,641,123

(1)	To eliminate the results of operations of MIM for the entire period.